UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2022

EVE HOLDING, INC. (Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 General Aviation Drive, Melbourne, FL	32935
(Address of principal executive offices)	(Zip Code)

(321) 751-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EVEX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock	EVEXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 4.02              Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In September 2022, in connection with the preparation of an amendment to a registration statement, Eve Holding, Inc. (the “Company”) reviewed its accounting for certain warrants to acquire an aggregate of 24,200,000 shares of common stock, that were issued and became exercisable at the closing on May 9, 2022 of the transactions contemplated by the Business Combination Agreement, dated as of December 21, 2021, by and among the Company, Embraer S.A., Embraer Aircraft Holding, Inc. and EVE UAM, LLC (the “Closing”). Based on such review, and taking into account the technical accounting rules and interpretations regarding the accounting treatment of similar warrants, the Company expects to recognize certain non-cash expenses associated with the issuance of such warrants for the three months ended June 30, 2022.

On September 23, 2022, the Audit Committee of the Board of Directors of the Company (the "Audit Committee") , after considering the recommendations of management regarding the accounting treatment for the warrants described above, concluded that the Company’s condensed consolidated financial statements included in the Company’s Form 10-Q for the quarter ended June 30, 2022 (the “Initial Form 10-Q”) should not be relied upon.  The Company is currently performing a further assessment of the Company’s condensed consolidated financial statements reported in the Initial Form 10-Q to determine the full extent of any adjustments in the amounts reported in the Initial 10-Q, and is also evaluating whether there is a material weakness in the Company’s internal control over financial reporting.  Upon completion of such assessment, the Company intends to file an amendment to the Initial Form 10-Q (the “Amended Form 10-Q”) to restate the condensed consolidated financial statements reported in the Initial Form 10-Q.  Any previously issued or filed reports, press releases, earnings releases and investor presentations or other communications describing the Company’s condensed consolidated financial statements and other related financial information covering the three or six months ended June 30, 2022 should no longer be relied upon.

The Company currently estimates that the adjustments will have the effect of increasing net loss by approximately $87 million as a result of a non-cash expense, and increasing additional paid-in capital by the same amount, for the three months ended June 30, 2022.  The adjustments are not expected to impact the Company’s consolidated financial statements for any period prior to the quarter ended June 30, 2022, nor are the adjustments expected to impact the Company’s liquidity or capital resources or compliance with material agreements of the Company or its subsidiaries.

The Company’s remediation plan with respect to the restatement will be described in more detail in the Amended Form 10-Q.

The Company’s management and Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with KPMG LLP, the Company’s independent registered accounting firm.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding management’s expectations on the impact of the restatement on the Company’s previously issued financial statements and results for the three and six months ended June 30, 2022, and plans to file the Amended Form 10-Q, which are not historical facts and involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: discovery of additional information relevant to the restatement, delay in the remediation of any weaknesses in the Company’s internal controls, as well as risks related to future opportunities and plans, including the uncertainty of expected future financial performance and results and those risks detailed from time-to-time under the caption "Risk Factors" and elsewhere in the Company’s SEC filings and reports, including the Company's Annual Report on Form 10-K filed with the SEC on February 15, 2022, and in subsequent Quarterly Reports on Form 10-Q, the Company’s Registration Statement on Form S-1/A filed on August 25, 2022, as well as future filings and reports by the Company.

These forward-looking statements are subject to a number of risks and uncertainties, including, among others: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) risks relating to the uncertainty of the projected financial information with respect to the Company; (iii) the outcome of any legal proceedings that may be instituted against the Company; (iv) future global, regional or local economic and market conditions, including the growth and development of the urban air mobility market; (v) the development, effects and enforcement of laws and regulations; (vi) the Company’s ability to grow and manage future growth, maintain relationships with customers and suppliers and retain its key employees; (vii) the Company’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; (viii) the Company’s ability to successfully develop, obtain certification for and commercialize its aircraft, (ix) the effects of competition on the Company’s future business; (x) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and (xi) the impact of the global COVID-19 pandemic. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events, changes in expectations or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EVE HOLDING, INC.

Date: September 29, 2022	By:	/s/ Gerard J. DeMuro
		Name:	Gerard J. DeMuro
		Title:	Co-Chief Executive Officer

EVE HOLDING, INC.

Date: September 29, 2022	By:	/s/ André Duarte Stein
		Name:	André Duarte Stein
		Title:	Co-Chief Executive Officer